2024 ANNUAL SHAREHOLDER MEETING

Tuesday, June 18th, 2024 – 10:00 A.M. CDT


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq


Nasdaq

Integrated Payments Made ***Simple***

Nasdaq: USIO

May 2024

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "could," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2023. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of May 15, 2024, unless indicated otherwise.


Nasdaq

Nasdaq: USIO usio.com

About Us

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio operates card and ACH payment processing, card issuing and bill presentment and payment to deliver convenient, world-class solutions and services to their clients.

CHAIRMAN, PRESIDENT AND CEO



Louis Hoch
Chairman, President
& CEO

Investment Summary

DIVERSIFIED & INNOVATIVE

In the Fast-Growing FinTech space, Usio offers multi-channel product portfolio in diversified industries

- Payment Facilitation
- ACH
- Card Issuing
- Output Solutions

19% YoY REVENUE GROWTH 2023 OVER 2022	**$82.6** MILLION 2023 RECORD REVENUES	**10-12%** 2024 EXPECTED REVENUE GROWTH
26.4 MILLION SHARES OUTSTANDING AS OF MARCH 31, 2024	**16.8** MILLION SHARES OF PUBLIC FLOAT AS OF MARCH 31, 2024	**9.6** MILLION SHARES OF INSIDER OWNERSHIP AS OF MARCH 31, 2024

Revenue Grew 7x Since 2016


% Revenue Growth
$100
$80
$60
$40
$20
$0
MILLIONS
21%
$15
71%
$25
13%
$28
15%
$32
92%
$62
12%
$69
19%
$82.6
10% - 12%
$90.9 – $92.5
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024E
14%
THREE YEAR CAGR

*2024 Revenue Guidance of 10-12%

- Prepaid business grew from $323K in 2016 to $19M in 2023
- Payment Facilitation grew from launching in 2018 to a $12M business in 2023
- Consolidated Gross Profits increased from $4M in 2017 to $19M in 2023

Product Ecosystem

usio

- Payment Facilitation
- ACH
- Card Issuing
- Output Solutions

Payment Facilitation

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing **frictionless merchant onboarding, enrollment and automated risk/underwriting procedures** - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one-to-many). Our **differentiated go-to-market strategy** creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to **monetize payments** flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



37%
OF Q1 2024 REVENUE
(includes all card)

14%
PAYFAC REVENUE GROWTH
Q1 2024 VS Q1 2023

HOW WE MAKE MONEY

30%*
REVENUE SHARED WITH ISV GROSS MARGIN

*Retail pricing isn't fixed. Pricing varies based on ISV/vertical. Not indicative of all ISVs.

50%
OF GROSS NET MARGIN

15%
GOES TO USIO


Nasdaq

ACH

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the **longest-tenured Nacha certified third-party sender** in our industry, has its own bank routing number, and **direct access to the Fed**. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Prepaid.



19%
OF Q1 2024 REVENUE

16%
REVENUE GROWTH
Q1 2024 VS. Q1 2023

HOW WE MAKE MONEY

ON AVERAGE WE EARN
$.70

NET REVENUE PER TRANSACTION
$.41

MARGINS
70%+
ON A RETURN OR ORIGINATION

CARD ISSUING



Jerry Uffner
SVP, Card Issuing

usio

Card Issuing

Usio operates as both the **program manager and issuer processor**, providing web and mobile apps, transaction processing, customer service and compliance. Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more. Additionally, entities looking to migrate away from physical checks or to **virtual payment methods** leverage our card issuing platform. We also offer insight into the use of funds / spend via our reporting platform.



17%
OF Q1 2024 REVENUE

-30%
REVENUE GROWTH Q1 2024 VS. Q1 2023

HOW WE MAKE MONEY

CLIENT FEES PER CARD CREATED
$.35-$4

INTERCHANGE PURCHASE BY MERCHANTS
1-2%

CARDHOLDER FEES & SPOILAGE
2-4%
AMOUNT LOADED TO CARDS

MARGINS
30-40%

OUTPUT SOLUTIONS



Sy Green
SVP, Output Solutions


Nasdaq

usio

Output Solutions

HOW WE MAKE MONEY

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, **automate the billing processes and increase operational efficiencies**. Output's customer base is primarily financial institutions, utilities, and taxing entities.



27%
OF Q1 2024 REVENUE

-7%
REVENUE GROWTH
Q1 2024 VS. Q1 2023

$.15-$.18
PER PRINT

$.02
AVERAGE POSTAGE PER PIECE

$.036-$.078
PER ELECTRONIC PRESENTMENT

18-22%
MARGINS

FINANCIALS



Michael White
SVP, Chief Accounting Officer

Non-GAAP Reconciliation	Twelve Months Ended				Three Months Ended			
	31-Dec-23		31-Dec-22		31-Mar-24		31-Mar-23	
(Values in Millions)								
Revenues	$	82.6	$	69.4	$	20.3	$	21.4
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(1.9)	$	(5.2)	$	(0.9)	$	0.0
Depreciation and Amortization	$	2.1	$	2.7	$	0.6	$	0.5
EBITDA	$	0.2	$	(2.5)	$	(0.4)	$	0.5
Non-Cash stock-based compensation expense, net	$	2.2	$	2.1	$	0.5	$	0.5
Adjusted EBITDA	$	2.4	$	(0.4)	$	0.1	$	1.0
Calculation of Adjusted EBITDA Margins								
Revenues	$	82.6	$	69.4	$	20.3	$	21.4
Adjusted EBITDA	$	2.4	$	(0.4)	$	0.1	$	1.0
Adjusted EBITDA Margins		2.9%		(0.6)%		0.7%		4.8%

Non-GAAP Reconciliation

usio

Balance Sheet

Account	3/31/2024	12/31/2023
Cash	$ 7.1	$ 7.2
Restricted Cash & Settlement Funds	$ 75.1	$ 81.8
Total Assets	$ 99.1	$ 106.9
Short-term/Long-term Debt	$ 0.8	$ 0.8
Total Liabilities	$ 83.8	$ 91.9
Total Equity	$ 15.3	$ 15.1
Total Liability & Stockholder Equity	$ 99.1	$ 106.9

2024 ANNUAL SHAREHOLDER MEETING

Tuesday, June 18th, 2024 – 10:00 A.M. CDT



NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq